UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 12, 2015

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 12, 2015, Tenet Healthcare Corporation (the “Company”) issued a press release reporting, among other things, certain information regarding the Company’s preliminary results of operations for the quarter ended December 31, 2014. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed as an exhibit to this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by such forward-looking statements. Such factors include, among others, the following: the impact of healthcare reform legislation, the enactment of additional federal and state healthcare reform, and the related effect on reimbursement and utilization and the future designs of provider networks and insurance plans, including pricing, provider participation, coverage, co-pays and deductibles; other changes in federal, state and local laws and regulations affecting the healthcare industry; general economic and business conditions, both nationally and regionally; adverse litigation or regulatory developments; the ability to enter into managed care provider arrangements on acceptable terms; changes in Medicare and Medicaid payments or reimbursement practices; competition; our success in implementing our business development plans and integrating newly acquired businesses; our ability to hire and retain qualified personnel; the impacts of a national or localized outbreak of a highly contagious or epidemic disease; our significant indebtedness; the availability and terms of capital to fund the expansion of our business, including the acquisition of additional facilities; the ability to continue to expand and realize earnings contributions from the revenue cycle management, health care information management, capitation management, and patient communications services businesses under our Conifer Health Solutions subsidiary by marketing these services to third-party hospitals and other healthcare-related entities; our ability to realize fully or at all the anticipated benefits of our merger with Vanguard Health Systems, Inc. (“Vanguard”) and to successfully integrate the operations of the Company’s and Vanguard’s businesses; and our ability to identify and execute on measures designed to save or control costs or streamline operations. These and other risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q. All information in this report and the press release is as of January 12, 2015. The Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

NON-GAAP INFORMATION

The press release filed as an exhibit to this report includes certain financial measures, such as adjusted EBITDA, that are not calculated in accordance with generally accepted accounting principles (GAAP). Management recommends that you focus on the GAAP numbers as the best indicator of financial performance. These alternative measures are provided only as a supplement to aid in analysis of the Company. Reconciliation between non-GAAP measures and related GAAP measures can be found at the end of the press release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued on January 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Daniel J. Cancelmi
Daniel J. Cancelmi
Chief Financial Officer

Date: January 12, 2015

EXHIBIT INDEX

99.1	Press Release issued on January 12, 2015